Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Farmland Partners Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul A. Pittman, the Executive Chairman, President and Chief Executive Officer of the Company, and I, Luca Fabbri, the Chief Financial Officer, Secretary and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                      the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2014	/s/ PAUL A. PITTMAN
Paul A. Pittman
Executive Chairman, President and Chief Executive Officer

/s/ LUCA FABBRI
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer